INTERNET HOLDINGS, INC.



                          SUBSCRIPTION FOR COMMON STOCK
                            ISSUED UNDER REGULATION S


                                  Page 1 of 13

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                             SUBSCRIPTION AGREEMENT


1) Subscription for Shares. The undersigned hereby subscribes for the purchase of the number of shares ("Offered Shares") of common stock, $0.001 par value ("Common Stock"), of Internet Holdings, Inc., quoted on the NASD Bulletin Board with stock symbol HTTP ("Company"), set forth on the signature page hereof, at a price of U.S. $1.00 per share, in accordance with and subject to the terms and conditions described herein.

2) Amount and Method of Payment. The Purchase Price is payable by check made payable to Panther Capital Ltd, Client Account re Internet Holdings, Inc., 22 Grosvenor Square, London W1X 9LF United Kingdom or via wire transfer by arrangement.

3) Acceptance of Subscription. The undersigned understands and agrees with the Company as to each of the following:

     a) This subscription may be accepted or rejected by the Company, in whole or in part, at its sole discretion. In the event that this subscription is rejected in whole or in part the appropriate funds shall be returned to subscribers without payment of any interest

     b) This subscription shall be deemed accepted only when it is signed by the Company.

     c) The Company has no obligation to accept subscriptions in the order received.

4)   Representations  and  Warranties.   The  undersigned  hereby  acknowledges,
     represents and warrants to, and agrees with, the Company as follows:

     a) The undersigned did not receive the offer to purchase the Shares in the United States.

     b)   The undersigned represents either:

          i) At the time the buy order was originated the undersigned was outside of the United States, or

          ii) The transaction underlying the purchase and sale of the Shares was executed in, on or through a physical trading floor of an established foreign securities exchange that is located outside of the United States.

     c) The undersigned may not sell the Offered Shares to a U.S. Person, as defined on Annex A attached hereto, or for the account or benefit of a U.S. Person prior to the expiration of 12 months from the Closing of the Offering (the "Restricted Period"); following the expiration of the Restricted Period, the undersigned may not sell the Shares to a U.S. Person, or for the benefit of a U.S. Person unless such shares are registered under the Securities Act of 1933 as amended (the "Act"), or an exemption from registration is available under the Act and applicable state securities laws and the undersigned delivers an opinion of counsel satisfactory to the Company to that effect.

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d)   The  undersigned  or his  purchaser  representative  has  had a  reasonable opportunity to ask questions of and receive information and answers from a person or persons acting on behalf of the Company concerning the Company and the offering of the Shares, as the undersigned may deem necessary, and all such questions have been answered and all such information has been provided to the full satisfaction of the undersigned.

e) The undersigned is a bona fide resident of the country listed on the signature page to this Subscription Agreement ("Country") in that:

     i) If a corporation, partnership, trust or other form of business organization, it has its principal office within the Country;

     ii)  If an individual, has his principal residence in the Country; and

     iii) If a corporation, partnership, trust or other form of business organization which was organized, reorganized or recapitalized for the specific purpose of acquiring Offered Shares, all of its beneficial owners are resident outside the United States.

f) The undersigned or his purchaser representative has such knowledge and experience in financial, tax and business matters as to enable him to utilize the information made available to him in connection with the Offering of the Offered Shares in order to evaluate the merits and risks of an investment in the Company and to make an informed investment decision with respect thereto. In addition, the undersigned or his purchaser representative has a general knowledge of finance, securities and investments and has demonstrated skill in making investments based upon his actual participation. The undersigned is not relying on the Company with respect to the tax and other economic considerations of the undersigned relating to his decision to make this investment. In regard to such considerations of the undersigned relating to his decision to make this investment. In regard to such considerations, the investor has relied on the advice of, or has consulted with, only his own advisor. The undersigned recognizes that investment in the company involves a number of significant risks and further acknowledges that he or it can bear the economic risk of the purchase of the Offered Shares, including the total loss of its investment.

g) The undersigned understands that no State or Federal governmental authority has made any finding or determination relating to the fairness for investment in the Offered Shares and that no state or federal governmental authority has recommended or endorsed, or will recommend or endorse, the investment in Offered Shares. The undersigned further acknowledges that, in the event of a breach of any of the representations, warranties, or covenants contained herein, the Company shall have the right and option to rescind the sale of the Offered Shares to the undersigned. In such cases, the amount payable upon rescission will be the Purchase Price, less certain expenses, costs and damages incurred by the Company.

h) The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by the undersigned to the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date of this Subscription Agreement as if made on and as of such date and shall survive such date.

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5)   Additional Representations by Distributors.

     The undersigned, if a distributor, hereby represents as follows:

     a) If the undersigned is a "distributor", as defined in Annex A attached hereto, who sells the Offered Shares to a distributor, dealer or person receiving a concession, fee or other remuneration in respect of the securities sold prior to the expiration of the Restricted Period or who sells securities representing part of its unsold allotment, the undersigned shall send confirmation or other notice to such purchaser stating that the purchaser is subject to the same restrictions on offers and sales that apply to a distributor.

     b) If the undersigned is a distributor, the undersigned agrees that all offers and sales of the securities prior to the expiration of the Restricted Period shall be made only in accordance with the provisions of Rule 903 or Rule 904 under Regulation S; pursuant to registration of the securities under the Act; or pursuant to an available exemption from the registration requirements of the Act.

6) Limitations on Transfer. The undersigned acknowledges that he is aware that there are restrictions on the transferability of the Offered Shares of U.S. persons or for the benefit of U.S. persons. The undersigned also acknowledges that he will be responsible for compliance with all conditions on transfer imposed by a federal or state securities statute and securities law administrator or the Company.

7) Representations of the Company. The Company represents and warrants to, and agrees with, the undersigned that:

     a) The Company has been duly incorporated and validly exists as a corporation in good standing under the laws of the State of Utah.

     b) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Issuer has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

     c) No consent, approval, authorization or order of any court, government agency or body or arbitrator having jurisdiction over the Company or any of its affiliates is required for execution of this Agreement, including, without limitation, the issuance and sale of the Offered Shares, or the performance of its obligations hereunder.

     d)   Neither  the  sale  of  the  Offered  Shares   pursuant  to,  nor  the
          performance of its obligations under, this Agreement by the Company will:

          i) Violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under

               (1) The articles of incorporation, charter or by-laws of the Company or any of its affiliates,

               (2) Any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company or any of its affiliates of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its affiliates having jurisdiction or over the properties or assets of the Company or any of its affiliates,

               (3) The terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates bound, or to which any of the properties of the Company or any of its affiliates is subject, or

               (4) The terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company or any of its affiliates is a party; or

          ii) Result in the creation or imposition of any lien, charge or encumbrance upon the Offered Shares or any of the assets of the Company or any of its affiliates.

     e)   The Offered Shares:

          i) Are free and clear of any security interests, liens, claims or other encumbrances; ii) Have been duly and validly authorized and on the Closing Date will be duly and validly issued, fully paid and non-assessable;

          iii) Will not have been, individually and collectively, issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

          iv) Will not subject the holders thereof to personal liability by reason of being such holders; and

          v) Are quoted on, and will at the time of sale be eligible for trading on, the National Association of Securities Dealers Automated Quotation ("NASDAQ") system either on the NASDAQ Small Cap market or the NASD Bulletin Board.

8) Additional Information. The undersigned hereby acknowledges and agrees that the Company may make or cause to be made such further inquiry and obtain such additional information as it may deem appropriate with regard to the suitability of the undersigned.

9) Assignability. The undersigned agrees not to transfer or assign this Subscription Agreement, or any of his interest herein.

10) Entire Agreement. This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and there are no representations, covenants or other agreements except as stated herein or referred to herein. Neither this Subscription Agreement nor any provision hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

11)  Applicable  Law.  This   Subscription   Agreement  shall  be  construed  in
     accordance with and governed by the laws of the State of New York.

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12)  Severability.  Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

13) Counterparts. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. 14)

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                    PLEASE PRINT OR TYPE - COMPLETE ALL ITEMS



Number of Shares subscribed ______________

Total purchase price (U.S. $1.00 per Share):________________________

Printed Name(s) of Subscriber*:

__________________________                  __________________________


_________________________                   __________________________
Name of Business


__________________________                  __________________________
Business Address                                     Residence Address


__________________________                  __________________________
City, Country and Zip Code                  City, Country and Zip Code


__________________________                  __________________________
Business Telephone Number                   Residence Telephone Number


__________________________
Facsimile Number

     All correspondence and delivery of certificate and confirmations should be addressed to the above named person and sent by the Company to his ____ business ____ home address (check one).


Capacity of Subscriber (check one):

                  Individual                _______,
                  Corporation               _______,
                  Company                   _______,
                  Other                     _______ (please specify)


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Ownership of Shares (check one):

                  Individual                                          _______,
                  Joint Tenants, with rights of survivorship          _______*,
                  Tenants in Common                                   _______*,
                  Tenants in Entirety                                 _______*,
                  Community Property                                  _______*,

     * If you are purchasing Shares with only your spouse as co-owner, both you and your spouse must sign the signature page. If any co-owner is not your spouse, all co-owners must sign the signature page.

Name of Purchaser Representative, if any    ______________________

Address:_____________________

        _____________________

Telephone: __________________


Country of citizenship:  _____________________________

Country of incorporation or formation: _______________

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                      SIGNATURES FOR INDIVIDUAL SUBSCRIBERS


IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that he, she or they have executed this Subscription Agreement this _____ day of ________________, 20____.


-----------------------------               --------------------------
Printed Name                                         Signature


-----------------------------               ---------------------------
Printed Name                                         Signature

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                             SIGNATURES FOR ENTITIES


IN WITNESS WHEREOF, the undersigned represents that the following statements are true and correct and that it has caused this Subscription Agreement to be duly executed on its behalf this _____ day of _________________, 20___.


         ------------------------------
         Printed Name of Subscriber


         By:---------------------------
         Signature of Authorized Person


         ------------------------------
         Printed Name and Title

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                   THIS PAGE NOT TO BE COMPLETED BY SUBSCRIBER

            -------------------------------------------------------

                             RECEIPT AND ACCEPTANCE




SUBSCRIPTION FOR ________ SHARES ACCEPTED ON
Day: _____Month:__________,Year: _____.




         By:____________________________


         Name:___________________________


         Title:__________________________

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                                     ANNEX A



Reg. S230.902. As used in Regulation S, the following terms shall have the meanings indicated.

Distributor. "Distributor" means any underwriter, dealer, or other person who participates, pursuant to a contractual arrangement, in this distribution of the securities offered or sold in reliance on this Regulation S.

U.S. Person.

"U.S. person" means:

(i)    Any natural person resident in the United States;

(ii) Any partnership or corporation organized or incorporated under the laws of the United States;

(iii)  Any estate of which any executor or administrator is a U.S. person;

(iv)   Any trust of which any trustee is a U.S. person;

(v)    Any agency or branch of a foreign entity located in the united States:

(vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(vii) Any discretionary account or similar account (other than estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(viii) Any partnership or corporation if:

       a)     Organized   or   incorporated   under  the  laws  of  any  foreign
              jurisdiction; and

       b) Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Act) who are not natural persons, estates or trusts.

       c) Notwithstanding paragraph (b) of this section, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person".

       d) Notwithstanding paragraph (b) of this section, any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

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              i)     An  executor  or  administrator  of the estate who is not a
                     U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

              ii)    The estate is governed by foreign law.

       e) Notwithstanding paragraph (b) of this section, any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

       f) Notwithstanding paragraph (b) of this section, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

       g) Notwithstanding paragraph (b) of this section, any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

              i)     The agency or branch  operates for valid business  reasons;
                     and

              ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

              iii) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons".